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                                                                   Exhibit 23(i)


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To The Board of Directors of
NACCO Industries, Inc.

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement (No. 33-3422) on Form S-4 and Registration Statement (No. 33-52660) on Form S-8.



                                                             ARTHUR ANDERSEN LLP



Cleveland, Ohio
March 27, 1998